CHARMING SHOPPES, INC.

Jefferies 2011 Global Consumer Conference

June 22, 2011

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Anthony M. Romano
President
Anthony M. Romano
President
and Chief Executive Officer
and Chief Executive Officer
Eric M. Specter
Executive Vice President
Eric M. Specter
Executive Vice President
and Chief Financial Officer
and Chief Financial Officer

Forward Looking Statements
The Company’s presentation may contain certain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995 concerning the Company's operations, performance, and financial condition. Such forward-
looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to successfully execute our business plans could result in lower than planned sales and profitability, the failure to realize the benefits from the operation of our credit card program by our third-party provider, the impact of changes in laws and regulations governing credit cards could limit the availability of, or increase the cost of, credit to our customers, the failure to enhance the
Company's merchandise and marketing and accurately predict fashion trends, customer preferences and other fashion-
related factors, the failure of growth in the women's plus apparel market, the failure to continue receiving financing at an affordable cost through the availability of credit we receive from our bankers, suppliers and their agents, the failure to effectively implement our planned store closing plans, the failure to continue receiving accurate and compliant e-commerce and third-party processing services, the failure to achieve improvement in the Company's competitive position, the failure to maintain efficient and uninterrupted order-taking and fulfillment in our e-commerce and direct-to-consumer businesses, extreme or unseasonable weather conditions, economic downturns, escalation of energy and transportation costs, adverse changes in the costs or availability of fabrics and raw materials, a weakness in overall consumer demand, the failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the failure of our vendors to deliver quality and timely shipments in compliance with applicable laws and regulations, the interruption of merchandise flow from the
Company's centralized distribution facilities and third-party distribution providers, inadequate systems capacity, inability to protect trademarks or other intellectual property, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

CHARMING SHOPPES, INC.

The Plus-Size Authority

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FASHION BUG

CATHERINES

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• We have a strong and unique platform of leading plus apparel brands
• We are the largest women’s specialty plus-size apparel retailer in the U.S.*
• $2.0 Billion in annual sales
• Strong balance sheet and free cash flow

*According to The NPD Group, Inc./Consumer Tracking Service 12 months ending April 2011

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Our Market And Leadership Positions
• More Than Half Of American
 Women Wear Size 14 Or Larger
• Charming Shoppes Ranks #2* In
 The U.S. In The Women’s Plus-
 size Apparel Market, A $17.6B
 Market
• Lane Bryant’s Cacique Brand
 Ranks #3* In The U.S. In The
 Women’s Intimate Plus-size
 Apparel Market, A $3.2B Market
*According to The NPD Group, Inc./Consumer Tracking Service 12 months ending April 2011

Adjusted EBITDA Margins*
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2005
2006
2007
2008
2009
2010
Q1 2011

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Historical Profitability
Significant Progress Made During the 1st Quarter 2011
*Refer to GAAP to non-GAAP reconciliation at http://www.charmingshoppes.com/investors/manage/index.asp

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Our Opportunity
• Capitalize On Lane
 Bryant’s Strong Brand
 And Market Position
 To Accelerate Sales
 And Operating Results
• Distort Invested
 Capital To Lane Bryant
 And Cacique Brands

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Strategic Growth Initiatives
 > Driving E-Commerce Growth
 > Strengthening Merchandise
 Offerings
 > Elevated colors, prints and
 patterns
 > Novelty core / fashion
 > Improved mix
 > Upgraded talent in design,
 product development and
 merchandising
 > Added new classifications
 > Optimizing Inventory
 Management

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Strategic Growth Initiatives
 > Migrating Mall Locations to
 Lifestyle Centers as
 Appropriate
 > Compelling store economics
 > $250K investment
 > Drives sales increase
 > Reduction in occupancy costs
 > Higher EBITDA %

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Financial Review - 1st Quarter 2011
($ in millions, except EPS)	1st Quarter 2011	1st Quarter 2010
Net Sales	$504.4	$504.8
Same Store Sales	+2%	-2%
Gross Profit	$285.3	$276.6
Gross Margin	56.6%	54.8%
Total Operating Expenses*	$259.1	$268.2
Expense to Sales	51.4%	53.1%
Adjusted EBITDA*	$40.7	$25.2
EBITDA to Sales	8.1%	5.0%
GAAP income per diluted share	$0.22	$0.03
Non-GAAP income per diluted share*	$0.17	$0.04
Cash	$180.4	$191.3
Net Cash / Net (Debt)	$17.5	$(27.1)
*Refer to GAAP to non-GAAP reconciliation at http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-audioarchives

Summary
• Leading market share in women’s plus-size specialty apparel
• Strong brand recognition in an under-served and growing
 market
• Uptrending 4th Quarter 2010 and 1st Quarter 2011
 performance
• Consistent, significant liquidity
• Continue to build Lane Bryant into a high performing brand
• Consistent, improving performance will be the measure of our success
• We remain committed to:
 – Intensifying brand focus on each primary target customer
 – Improving profitability at both the corporate and brand level
 – Increasing inventory productivity
 – Building a winning corporate culture by attracting and retaining key talent

June 22, 2011

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Financial Review - Fiscal Year 2010
($ in millions, except EPS)	2010	2009
Net Sales	$2,061.8	$2,064.6
Same Store Sales	+3%	-13%
Gross Profit	$1,015.0	$1,023.6
Gross Margin	49.2%	49.6%
Total Operating Expenses*	$1,033.2	$1,049.5
Expense to Sales	50.1%	50.8%
Adjusted EBITDA*	$50.2	$50.5
EBITDA to Sales	2.4%	2.4%
GAAP loss per diluted share	$(0.47)	$(0.67)
Non-GAAP loss per diluted share*	$(0.26)	$(0.52)
Cash	$117.5	$186.6
Net (Debt)	$(47.0)	$(33.3)
*Refer to GAAP to non-GAAP reconciliation at http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-audioarchives

Price
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CATHERINES
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FASHION BUG

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Classic / Traditional
Fashion
Brand Positioning

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www.lanebryant.com
She is 35-55 years old
She is a woman of many
lifestyles - work, casual, active
Likes to experiment with fashion
She shops frequently and likes
to buy clothes with good quality
at a reasonable price
She is brand-conscious and
prefers retailers that offer
fashionable choices

cacique *intimates*

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www.cacique.com
Known for solutions, fit,
quality, fashion and style
Represents 31% of sales
from the full-line
Lane Bryant chain
Offers key intimates
categories and
complementary products
Introducing caciquebody

FASHION BUG

www.fashionbug.com

She is 30-50 years old

She is value-minded

Loves the challenge of finding a great deal with coupons and store promotions that are easy to understand

Likes to shop for complete outfits

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CATHERINES

www.catherines.com

She's our baby-boomer, 45+ years old

Classic styling with an emphasis on fit and comfort

Offering styling for the woman wearing extended sizes

She prefers clothing that is more appropriate for her age – she does not want to dress "younger" than she is

Likes to look "put together"

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June 22, 2011